CONFIDENTIAL TREATMENT REQUESTED                                   EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24(B)(2) OF THE SECURITIES AND EXCHANGE ACT OF 1934. CONFIDENTIAL TREATMENT REQUESTED IS REQUESTED AND IS NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN PREVIOUSLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                        PHENYLBUTYRATE CO-DEVELOPMENT AND
                              SUBLICENSE AGREEMENT
                                  BY AND AMONG
                      BRIDGE THERAPEUTIC PRODUCTS, INC AND
                         BRIDGE ONCOLOGY PRODUCTS, INC.
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                                                CONFIDENTIAL TREATMENT REQUESTED
Strictly Confidential

                              SUBLICENSE AGREEMENT

         THIS AGREEMENT (the "Agreement"), is made and effective as of February 16, 2005 (the "Effective Date"), by and between Bridge Therapeutic Products Inc. ("BTP") and Bridge Oncology Products Inc. ("BOP" and, together with BTP, the "Parties").



                                    RECITALS:

         WHEREAS BTP, Inc. ("BTP") has worldwide rights to intellectual property, commercialization rights and know how pertaining to phenylbutyrate ("PB" or the "PB Technology"), and

         WHEREAS Bridge Oncology Inc. ("BOP") wishes to enter into an exclusive sublicense to all of BTP's PB Technology in the Territory (defined as worldwide with the exception of the United States of America and Canada), including, without limitation, any and all patents, patent applications, continuations, continuations-in-part, inventions, improvements, know how, trademarks, trade secrets, and any and all other intellectual property or proprietary information related thereto, in each case, together with any and all commercialization rights pertaining to the PB technology (collectively, the "Sublicensed Technology").

         NOW, THEREFORE, in consideration of the mutual premises, covenants and agreements set forth in this Sublicense Agreement, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BTP and BOP hereby agree as follows:

1.       Grant of Sublicense

         1.1 The intention and purpose of the Sublicense Agreement is to continue to promote the on-going development programs already instituted by BTP and outside clinical investigators for PB, to maximize the potential therapeutic benefit of PB for the treatment of certain cancers, autoimmune diseases and other clinical indications, and to expedite a global strategy for the development, regulatory approval and commercial development of PB.

         1.2 BTP hereby grants to BOP an exclusive sub-license to all of BTP's intellectual property rights, including without limitation, any and all patents, patent applications, continuations, continuations-in-part, inventions, improvements, trademarks, trade secrets, and any and all other intellectual property or proprietary information related thereto, in each case, together with any and all commercialization rights and all know how to PB (collectively, the "Sublicense") in the Territory (defined as worldwide with the exception of the United States of America and Canada). For purposes of this Sublicense Agreement, the parties hereto acknowledge and agree that the Sublicense shall include, without limitation, all rights, title and interest to the Public Health Service Patent License Agreement, dated May 25, 1995, between the Public Health Service and the National Institute of Health and BTP, in the form attached as Exhibit 1
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                                                CONFIDENTIAL TREATMENT REQUESTED


                  hereto (the "PHSP License Agreement"), together with all rights, title and interests conveyed thereunder.

2.       Consideration

         2.1 In consideration of the Sublicensed Technology, BOP agrees to pay BTP [CONFIDENTIAL TREATMENT REQUESTED] as soon as commercially reasonable after the Effective Date.

         2.2 BOP will pay royalties to BTP on all direct sales of PB or any product incorporating the PB Technology within the Territory of [CONFIDENTIAL TREATMENT REQUESTED]. In any country with the Territory where PB or any product incorporating the PB Technology is sold by a third party, such as distributor, wholesaler or marketing company, any payments made by their third party as part of the acquisition of rights to sell or distribute PB or any product incorporating the PB Technology shall be shared equally between BOP and BTP.

         2.3 BOP agrees to pay all costs and expenses of prosecuting, filing and maintaining Patents and defending revocation proceedings on patent and patent applications on PB in all other countries within the Territory (which specifically excludes the United States of America and Canada).

3.       Co-Development Plan

         3.1 The parties to this Agreement hereby agree to cooperate in the development and commercialization of PB. BTP will be responsible for conducting all clinical trials and the filing and prosecution of all applications with applicable USA and Canadian regulatory authorities, and all regulatory filings in the USA and Canada will be in the name of BTP. BOP will be responsible for conducting all clinical trials and the filing and prosecution of all applications with applicable regulatory authorities other than in the USA and Canada and all such filings shall be in the name of BOP.

         3.2 The parties will promptly share all information generated under this co-development program pursuant to confidentiality including, without limitation, all information with respect to market analysis, competitor position, pre-clinical and clinical trials, the filing of any applications with the US Food and Drug Administration or similar Canadian authority and the manufacture and testing of different formulations and preparations of PB or any product incorporating the PB Technology.

         3.3 BTP shall pay all costs and expenses of any work deemed necessary for the development of PB in the USA and Canada. BOP shall pay all costs and expenses of any work deemed necessary for the development of PB in any other countries within the Territory (other than USA or Canada).

                                       2
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                                                CONFIDENTIAL TREATMENT REQUESTED


4.       Representations and Warranties

         4.1 The parties agree that this Agreement shall constitute a binding and enforceable agreement between the parties. In this regard, the parties agree to use commercially reasonable efforts to work together in good faith to obtain all necessary consents and approvals required from the National Institute of Health's Public Health Service and any other third party or governmental authority reasonably required to provide a consent, if any, as soon as reasonably practicable after the date hereof.

         4.2 BTP hereby represents, warrants and covenants to BOP that BTP has full right, power and authority to enter into this Agreement.

         4.3 BOP represents that it has full power, authority to enter into this Agreement.

         4.4 BTP is unaware of any claims asserted against BTP by any third parties with respect to patent infringement or any other type of liability relevant to licensing or sub-licensing of the Sublicensed Technology.

         4.5 The execution of this Agreement by BTP shall not contravene any provision of law or any contract to which BTP is a party. The execution of this Agreement by BOP shall not contravene any provision of law or any contract to which BOP is a party.

5.       Other Considerations; General Provisions

         5.1 Confidentiality: In fulfilling their obligations under this Sublicense Agreement, it may be desirable or necessary for BTP and BOP to disclose to one another certain confidential information. In the event of receipt of such confidential information, the receiving party agrees to preserve such information as confidential and not disclose it to third parties or to use it except where legally or commercially required to do so, in the reasonable opinion of counsel to the disclosing party.

         5.2 Governing law: This Agreement shall be construed and enforced in accordance with the substantive laws of the State of New York, without regard to the principles thereof regarding the choice of law.

         5.3 Severability: If any provision(s) of this Sublicense Agreement shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Sublicense Agreement shall not be affected thereby.

         5.4 Waiver: The waiver by either party or the failure by either party to claim a breach of any provision of this Sublicense Agreement shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach or with respect to any provision thereof.

         5.5 Successors and Assigns: This Sublicense Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

                                       3
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                                                CONFIDENTIAL TREATMENT REQUESTED


         5.6 Further Assurances: Each Party covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably required, necessary or appropriate, in good faith, to make effective the transactions contemplated by this Sublicense Agreement, including, without limitation, the conveyance of the Sublicensed Technology.

         5.7 Counterparts: This Sublicense Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of February 16, 2005.


Bridge Therapeutic Products Inc.          Bridge Oncology Products Inc.



Signature: /s/ JEFFREY B. DAVIS           Signature: /s/ STEVEN H. ROUHANDEH
          ----------------------------              ----------------------------

Name:       Jeffrey B. Davis              Name:       Steven H. Rouhandeh
     ---------------------------------         ---------------------------------

Position:   Chairman                      Position:   Chairman
         -----------------------------             -----------------------------

Date:       2/16/05                       Date:       2/16/05
     ---------------------------------         ---------------------------------

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